                                                                    EXHIBIT 10.8

                                     LEASE

     THIS LEASE ("Lease") entered into between Whitesell Enterprises ("Landlord") and American BioMedica Corporation ("Tenant").

                              W I T N E S S E T H:

     In consideration of the mutual covenants herein set forth, and intending to be legally bound hereby, the parties hereto covenant and agree as follows:

     1. LEASE TERMS. The parties agree that the following defined terms and provisions, as used in this Lease, shall have the meanings and shall be construed as set forth below.

          (a)  Date of Lease:      Aug 1, 1999

          (b)  Landlord:           Whitesell Enterprises

               Address: One Underwood Court, P.O. Box 1605 Delran, New Jersey 08075

          (c)  Tenant:             American BioMedica Corporation

               Address:            603 Heron Drive, Unit 3
                                   Bridgeport, New Jersey 08014

               Type of Entity:     Limited Partnership
               (check one)                                   --------
                                   General Partnership
                                                             --------
                                   Corporation                   X
                                                             --------
                                   Sole Proprietorship
                                                             --------
                                   Limited Liability Company
                                                             --------

               State of Organization:      New York

          (d)  Guarantor:   Yes              No     X
                               -----------     -----------

               Name:
                    --------------------------------------

          (c)  Approximate Number of Employees:      Offices:   15
                                                              -------
                                                   Warehouse:
                                                              -------

          (f)  Approximate Number of Trucks/Trailers per day:    2
                                                              -------

          (g)  Tenant's SIC Number:   2835
                                    --------

          (h)  Premises:   603 Heron Drive, Bridgeport, New Jersey 08014

               Unit Number:    3
                            -------

               Approximate Rentable Square Footage:  3,929 square feet
                                                   -------------------

          (i)  Building:

               Street Address:  603 Heron Drive, Bridgeport, New Jersey 08014

               Lot & Block Number:  Lot 3.08/Block; 46

               Approximate Rentable/Square Footage:    43,233 square feet

          (j)  Tenant's Pro Rata Share:    9.1%

          (k)  Term:    Three (3) Years

                     Lease Commencement Date:  August 1, 1999

                     Expiration Date:          August 31, 2002

                     Rent Commencement Date:   August 1, 1999

          (1-1)  Base Rent:     $6.80 per square foot net
                                $2,226.43 monthly
                                $26,717.20 yearly

          (1-2)  Initial Estimate of Additional Rent:     $1.00 per square foot
                 See Article 5 on page 3 for definitions.

          (m)    Security Deposit:     $5,000.00

          (n)    Permitted Use:  _______________
                                 _______________
                                 _______________

          (o)    Renewals:       Non Applicable

          (p)    Broker:         Non Applicable

          (q)    Tenant's Lease Execution Date Requirements:

                                                          Amount       Received
                                                          ------       --------
                 (i)     initial payment (1st month's     $7,296.43
                         rent plus security deposit)

                 (ii)    insurance certificates per
                         Article 18

     2. DEMISE OF PREMISES. Landlord, for and in consideration of the Rent (as hereinafter defined) to be paid and the covenants and agreements to be performed by Tenant as hereinafter set forth, does hereby lease, demise and let unto Tenant for the Term the Premises, together with the non-exclusive right to use in common with the other tenants in the Building all common parking spaces located adjacent to the Building, walks, access roads and land surrounding the Building and the common areas in the Building (collectively the "Property").

     3. USE OF PREMISES. (a) Tenant covenants and agrees to use the Premises for the Permitted Use, and for no other purpose or purposes. No machinery, equipment or other thing that could cause vibration, noise, odor or fumes which could unreasonably disturb other tenants of the Building shall be installed or placed therein. Tenant shall not subject any portion of the floor to greater loading than that portion of the Premises is designated to carry. Tenant agrees that all outside storage of any kind is prohibited. Parking of inoperable vehicles, non-motorized vehicles or trailers in or about the Premises is prohibited.

          (b) Tenant shall, in the use and occupancy of the Premises and the conduct of Tenant's business or profession therein, at all times and at Tenant's expense comply with, and conform the Premises to the following requirements (the "Requirements"): all applicable laws, ordinances, orders, notices and regulations of the federal, state and municipal governments, or any of their departments and the regulations of the insurers of the Premises and Building and the rules and regulations attached hereto as Exhibit "B". Without limiting the generality of the foregoing, Tenant shall: (i) obtain, at Tenant's expense, before engaging in Tenant's business or profession within the Premises, all necessary licenses and permits including (but not limited to) state and local use or occupancy and business licenses or permits; and (ii) remain in compliance with and keep in force at all times all licenses, consents and permits necessary for the lawful conduct of Tenant's business or profession at the Premises. Tenant shall pay all personal property taxes, income taxes and other taxes which are or may be assessed, levied or imposed upon Tenant and which, if not paid, could be liened against the Premises or against Tenant's property therein or against Tenant's leasehold estate. Tenant agrees to promptly furnish Landlord with a copy of any notice that it receives that it is in violation of any Requirements.

          (c) Tenant shall indemnify, protect, defend and save harmless Landlord with regard to any non-compliance or alleged non-compliance by Tenant with any Requirements. If Landlord is named as defendant or a responsible party with respect to any alleged violation or non-compliance by Tenant as aforesaid, Landlord also may require, by notice to Tenant as aforesaid, that the matters or conduct giving rise thereto be discontinued by Tenant unless and until the alleged violation or non-compliance is resolved in Tenant's favor.

     4. POSSESSION. In no event shall Landlord be liable to Tenant for any actual or consequential damages in the event the Landlord is unable to deliver possession of the Premises on the Lease Commencement Date. If the Lease Term does not commence upon the Lease Commencement Date, Landlord and Tenant shall, by separate writing, set forth the revised Lease Commencement Date and Expiration Date (which shall be extended accordingly).

     5. RENT. (a) The Base Rent shall be paid without notice in equal monthly installments on or prior to the first day of each month. Tenant shall pay to Landlord all Rent without demand, setoff or


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


deduction. The first month's rent shall be payable upon the execution of this Lease. If the Rent Commencement Date is other than the first day of a calendar month or if the Expiration Date is other than the last day of a calendar month, Rent for such partial month shall be prorated.

          (b) In addition to the Base Rent, Tenant shall pay to Landlord its Pro Rata Share of all real estate taxes and assessments (collectively "Taxes") incurred during each tax year (pro rated where appropriate) during the Term of this Lease. The Taxes shall be estimated by Landlord from time to time and Tenant shall pay to Landlord monthly, in addition to the Basic Rent and on the same day provided in Article 5(a), 1/12 thereof. Landlord shall have the right, but not the obligation to appeal or contest any Taxes and Tenant shall pay its Pro Rata Share of Landlord's costs for the contest or appeal which costs, shall in no case ever exceed any tax savings.

          (c) In addition to the Base Rent and Taxes, Tenant shall pay to Landlord its Pro Rata Share of all operating costs (the "Costs") incurred during each calendar year (pro rated where appropriate) during the Term of this Lease. The Cost shall be estimated by Landlord from time to time and Tenant shall pay to Landlord monthly, in addition to the Basic Rent and Taxes and on the same day provided in Article 5(a), 1/12 thereof. The Costs shall include any and all costs incurred (whether internal to Landlord or paid to a third party) in the maintenance, repair, upkeep, replacement, servicing, securing and operation of the Building and Property (less any charges invoiced directly to other tenants in the Building) and shall include but not be limited to:

                 (i) All costs and expenses directly related to the operation of the Building and Property including lighting, cleaning, maintaining and painting the Building exterior, fire suppression and alarm systems (including monitoring), removing snow, ice and debris and maintaining all landscape areas, (including replacing and replanting flowers, shrubbery and trees), maintaining and repairing all other exterior improvements (including without limitation parking areas, drives and sidewalks) on the Property and all repairs and compliance costs (including storm water runoff etc., if applicable) required of Landlord. Landlord's obligation to provide snow removal services shall be limited to the parking areas and Tenant shall be responsible for its entrance ways and sidewalks.

                 (ii) If the Property is located in an industrial park, Tenant shall pay any applicable owners' association dues and fees and its pro rata share of maintenance and repair of any common areas in the industrial park including, but not limited to drainage systems, lighting, trash removal, snow removal, landscaping and association fees or dues, if applicable.

                 (iii) Administrative fee of three (3%) percent of the Base Rent plus legal fees which are applicable to the overall operation of the Building. It is expressly understood that legal fees incurred in an action against an individual Tenant shall not be deemed includable as an operating expense pursuant to this provision.

                 (iv) All costs and expenses incurred by Landlord for environmental testing, sampling or monitoring necessary except any cost or expenses incurred in conjunction with the spilling or depositing of any hazardous substance for which any other Tenant is legally liable.

                 (v)     All costs for insurance carried by Landlord.

                 (vi) Capital expenditures and the costs of preparing any other unit for rental shall not be included as operating expenses. However in the event that Landlord incurs any capital expense for an improvement required by virtue of any governmental statute, ordinance or regulation then Landlord shall be permitted to recover on an amortized basis (not to exceed five (5) years) the portion of the capital costs applicable to the Term of this Lease including any renewal or extension. Similarly should Landlord make any capital improvement which reduces the operating expenses payable hereunder then Landlord shall be permitted to recover the amortized costs as aforesaid but in no case shall the expense allocated exceed the cost savings achieved by the capital improvement. With the exclusion of snow removal and taxes these costs shall not exceed an increase of ten percent (10%) a year.

          (d) Within 120 days following the end of each calendar year and/or tax year, as the case may be, Landlord shall send to Tenant a statement of actual Costs and/or Taxes, as the case may be, incurred for such year as appropriate, showing the Pro Rata Share due from Tenant. In the event the amount paid by Tenant as Additional Rent for such period pursuant to this
Article 5 exceeds the amount that was actually due based upon actual year end cost, then Landlord shall issue a credit to Tenant in an amount equal to the overcharge which credit Tenant may apply to future rent payments until Tenant has been fully credited with the overcharge. If the credit due to Tenant is more than the aggregate total of future rental payments, Landlord shall pay to Tenant the difference between the credit in such aggregate total. In the event Landlord has undercharged Tenant, then Landlord shall send Tenant an invoice with the additional amount due which amount shall be paid in full by Tenant within ten (10) days of receipt.

     Tenant shall have the right to review all invoices and other information on which the calculation of the Costs chargeable to Tenant were based by written notice to Landlord within thirty (30) days following Tenant's receipt of the Costs statement from Landlord. Upon receipt of such notice from Tenant, Landlord shall make such information available to Tenant or Tenant's authorized representative at

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



Landlord's location (or, at Landlord's option, Landlord may provide copies of such information to Tenant). Tenant shall have a period of thirty (30) days following the date on which Landlord notifies Tenant that such information is available for Tenant's review to advise Landlord of any discrepancy discovered by Tenant with respect to the Costs charged to Tenant whereupon Landlord and Tenant shall use their best efforts to resolve any such discrepancy discovered by Tenant with respect to the Costs charged to Tenant whereupon Landlord and Tenant shall use their best efforts to resolve any such discrepancy, and if they are unable to do so, Tenant shall be free to pursue any remedies available to Tenant by law. If Tenant does not notify Landlord of its wish to review the Costs information within thirty (30) days of Tenant's receipt from Landlord of its Costs statement or if Tenant does so notify Landlord, but does not, within thirty (30) days following the date when such information is made available to Tenant, notify Landlord of a discrepancy in the Costs charged to Tenant with respect to the applicable calendar year and to tax year, as the case may be, Tenant shall be deemed to have waived any right to make any claim against Landlord with respect to the applicable Costs statement.

          (e) All Taxes, Costs and other sums other than Base Rent payable by Tenant to Landlord under this Lease shall be deemed additional rent ("Additional Rent") and Landlord shall have all rights with respect to the non-payment of Additional Rent as for Base Rent. Base Rent and Additional Rent are sometimes herein together called "Rent".

     6. LATE PAYMENT. For each payment of Rent received after the first day following the due date therefor, Tenant shall pay to Landlord an initial late charge of ten (10%) percent of the payment due plus one and one-half (1-1\2%) percent for each additional month such payment is late, which charge must accompany the late payment. An additional charge will be made for checks returned for insufficient funds.

     7. SECURITY DEPOSIT. Tenant does herewith deposit with Landlord the Security Deposit to be held as security for the full and faithful performance by Tenant of Tenant's obligations under this Lease and for the payment of damages to the Premises. Except for such sum as shall be applied by Landlord to satisfy claims against Tenant arising from defaults under this Lease or by reason of damages to the Premises, and further provided that Tenant is not then in default hereunder and has complied with all obligations for surrender and redelivery of the Premises to Landlord (including without limitation all obligations contained in Article 15(c)), the Security Deposit shall be returned to Tenant without interest within thirty (30) days of the expiration of the Term of this Lease or any renewals or extensions thereof. It is understood that no part of any Security Deposit is to be considered as the last rental due under the Term of the Lease. Notwithstanding any law to the contrary, Landlord shall not be required to pay any interest to Tenant on account of the holding of the Security Deposit and need not maintain this deposit in a separate account but may co-mingle and use these funds as its own. In the event of the sale or transfer of Landlord's interest in the Building, Landlord shall have the right to transfer the Security Deposit to such purchaser or transferee, in which event Tenant shall look only to the new landlord for the return of the Security Deposit and Landlord shall thereupon be released from all liability to Tenant for the return of the Security Deposit. In the event Landlord applies any portion of the Security Deposit to satisfy claims against Tenant arising from defaults under this Lease or by reason of damages to the Premises, within ten (10) days of receipt of written notice from Landlord, Tenant shall replenish the Security Deposit by the amount withdrawn therefrom by Landlord.

     8. SIGNS. No sign, advertisement or notice shall be affixed to or placed upon any part of the Premises, Building or Property by Tenant or anyone acting under Tenant. At any time Landlord may put upon the Premises a suitable "for sale" sign and for six (6) months prior to the expiration of the current Term, Landlord or it agents may place the usual "to let" signs thereon. Landlord shall provide Landlord's standard signage identifying Tenant on Building pylon and at suite entrance.

     9. SERVICES AND UTILITIES. Tenant shall pay all costs and charges for utilities and services including security deposits and minimum fees. The utilities shall be deemed to include without limitation the cost of heating, air conditioning if applicable, electricity, water, gas, sprinkler stand-by fee, sewer service and septic fee if applicable. Landlord shall not be liable for any interruption or delay in any of the above services for any reason. Upon demand, Tenant shall promptly furnish to Landlord payment or evidence of payment of charges for utilities and services. To the extent that Landlord is making available any electric or other utilities, Landlord shall have the sole right to select the provider of such utilities.

     10. CONDITION OF PREMISES. (a) If Landlord has agreed to complete any work in the Premises prior to occupancy by Tenant, then the specifications for such construction shall be as set forth on the construction documents initialed by the parties and incorporated by reference into this Lease on Exhibit "C". Landlord shall be deemed to have delivered possession of the Premises to Tenant when such work has been substantially completed, except for (i) minor items of finishing and construction of a nature which are not necessary to make the Premises reasonably tenantable for the permitted use; and (ii) items then not completed because of delay by Tenant in furnishing any drawings, plans or approvals required for Landlord to complete any such work or because of any changes or additions thereto requested by Tenant. The taking of possession of the Premises by Tenant shall conclusively establish that the

Premises and the Building were at such time in satisfactory condition, order and repair, subject to any punchlist items.

            (b) Landlord shall undertake the warranty work in Exhibit "D" (if any) and except as set forth therein Tenant is leasing the Premises in their "as-is" condition.

     11. SURRENDER. Tenant shall at the expiration of the Term hereof, peaceably surrender possession of the Premises in as good and marketable order and condition as existed at the inception of this Lease, reasonable wear and tear of the finishing elements and carpeting and damage by fire, elements or casualty excepted, and will, at the expiration of said Term, or any continuation thereof, deliver the keys at the office of said Landlord. Within the final fifteen (15) days of the Term, the systems shall be inspected by a reputable electrical, mechanical or plumbing contractor designated by Landlord at the sole cost and obligation of Tenant. All mechanical, electrical, plumbing, heating and air conditioning systems shall be in good operating order at the termination of this Lease and Tenant shall perform a thorough cleaning of the Premises immediately prior to surrender, including without limitation shampoo and repairs of all carpeted areas of the Premises. Any property or fixtures which remain upon the Premises after the expiration of the Lease shall be deemed abandoned by Tenant and Landlord may take possession of same and dispose of same in any reasonable manner without any further liability of Landlord to Tenant. Any costs associated with the removal of such property shall be payable by Tenant.

     12. REPAIRS AND MAINTENANCE. (a) Except as specifically otherwise provided in subsection (d) of this Article 12, Tenant, at its sole cost and expense throughout the Term of this Lease, shall keep and maintain the Premises including without limitation hot water heaters, roof fans, plumbing and electrical systems and fixtures, Tenants improvements, betterments and other special equipment attached to the Premises, glass, overhead doors, loading dock bumpers and levelers and carpeting in good order and condition, free of dirt and rubbish, and shall promptly make all repairs necessary to keep and maintain such good order and condition, whether such repairs are ordinary or extraordinary, foreseen or unforeseen. When used in this Article 12, the term "repairs" shall include replacements and renewals when necessary. All repairs made by Tenant shall utilize materials and equipment which are at least equal in quality and usefulness to those originally used in constructing the Building and the Premises. Tenant shall also repair and maintain any openings in the roof or walls specifically installed by or for Tenant with Landlord's prior written consent.

          (b) Tenant shall pay Landlord's costs to service, repair and maintain HVAC equipment, any fire suppression system (including alarm monitoring) and any other service which pertains to the Premises. Tenant shall have the option to purchase and maintain its own service contract on the HVAC equipment so long as Landlord has given its prior written consent to the service agreement.

          (c) All repairs required pursuant to this subsection shall be completed within thirty (30) days after written notice from Landlord. If Tenant does not complete these repairs within thirty (30) days, Landlord has the right to make the repairs and charge Tenant for same.

          (d) Landlord, throughout the Term of this Lease shall make all necessary repairs to the footings and foundations, roof, external walls and structural steel columns and girders forming a part of the Premises (excluding doors, windows and other apertures); provided, however, that Landlord shall have no responsibility to make any repair unless and until Landlord receives written notice of the need for such repair from Tenant. Tenant shall pay the cost of any repairs made pursuant to this paragraph as same are occasioned by the act, omission or negligence of Tenant, its employees or invitees.

     13. ALTERATIONS AND TRADE FIXTURES. (a) Tenant shall not make any alterations, additions, or improvements (collectively "Alterations") to the Building or Property and shall not make any Alteration to the Premises without Landlord's prior written consent. All Alterations made by either of the parties hereto upon the Premises, except moveable and detached or detachable office furniture, partitions, and machinery and equipment put in at Tenant's expense, shall be the property of Landlord, and shall remain upon and be surrendered with the Premises, as part thereof at the termination of this Lease or at the option of Landlord, said Alterations shall be removed by Tenant at Tenant's sole cost and expense (failing which, Landlord may remove such alterations and invoice Tenant for such work, which amount shall be Additional Rent immediately due hereunder). Any damages caused by or arising from Tenant's removal of any Alterations shall be restored or repaired at Tenant's expense. Tenant shall be solely responsible for removing all telephone, telefax, computer and other communications wiring, cabling and equipment and shall repair all damages caused by or arising from such removal at Tenant's expense.

          (b) All labor and materials furnished by or on behalf of Tenant under or pursuant to this Lease shall be first class, not less than the caliber and quality which exists in the Premises and by contractors approved in writing by Landlord and shall be accomplished at times so as not to disturb the business of other tenants. Tenant shall not install any Alterations in such a manner as to compromise the structural integrity or impair the economic value or marketability of the Premises or any part thereof. The labor and materials shall be installed in complete conformity to all applicable statutes, codes, ordinances and regulations.

          (c) Landlord agrees that it will not unreasonably withhold or delay its consent to any interior nonstructural Alterations to the Premises which do not affect any Building systems. Tenant agrees that it will submit to Landlord sealed plans and specifications along with the name and address of the proposed contractor and all subcontractors as part of any request made hereunder. Prior to commencing the work, Tenant will furnish Landlord with copies of all governmental permits, certificates establishing that its contractor and subcontractors have adequate insurance coverages naming Landlord (and any property manager) and Landlord's mortgagee as additional insureds. If Landlord has installed a master lock system Tenant agrees that under no circumstances will it change any of the exterior locks thereby making it impossible for Landlord to gain access with its master key.

     14. ACCESS TO PREMISES. Landlord, its employees and agents shall have the right to enter the Premises at all reasonable times for the purpose of examining or inspecting the same, showing the same to prospective purchasers, mortgagees or tenants of the Building, and making such alterations, repairs, improvements or additions to the Premises or to the Building as may be necessary. If representatives of Tenant shall not be present to open and permit entry into the Premises at any time when such entry by Landlord is necessary or permitted hereunder, Landlord may enter by means of a master key (or forcibly in the event of an emergency) without liability to Tenant and without such entry constituting an eviction of Tenant or termination of this Lease.

     15. ENVIRONMENTAL COMPLIANCE. (a) Tenant represents and warrants that Tenant's SIC (Standard Industrial Classification) number as designated in the Standard Classification Manual prepared by the Office of Management and Budget, and as set forth in Article 1(g) hereof, is correct. Tenant recognizes that for purposes of the Industrial Site Recovery Act (formerly known as the Environmental Cleanup Responsibility Act), N.J.S.A. 13:1K-6 et.seq. ("ISRA"), Tenant will acquire the SIC number of any entity for which it provides all or substantially all of its services or products. Tenant represents that the specific activities intended to be carried on in the Premises are in accordance with Article 1(n) and Tenant covenants and agrees that it will not do or suffer anything which will cause its SIC number (or that of any assignee or subtenant) to change so as to fall within any of the following "major group" classifications of SIC numbers during the Term or exercised renewal term hereof: 22 through 39 inclusive, 46 through 49 inclusive, 51 and 76 (together the "Covered Numbers"). Tenant further covenants and agrees to notify Landlord at least thirty days (30) prior to any change of facts which would result in the change of Tenant's SIC number from its present number to any of the Covered Numbers. Upon such notice, Landlord shall have the right, at its option, to terminate this Lease within thirty (30) days of receipt of such notice by notifying Tenant in writing.

          (b) Tenant shall not engage in operations at the Premises which involve the unlawful generation, manufacture, refining, transportation, treatment, storage, handling or disposal of "hazardous substances" or "hazardous waste" as such terms are defined under ISRA. Tenant further covenants that it will not cause or permit to exist any Discharge (as such term is defined under ISRA) on or about the Premises.

          (c) If Tenant's operations on the Premises now or hereafter constitute an "Industrial Establishment" subject to the requirements of ISRA, then prior to: (i) any sale or transfer of the Premises, (ii) Closing operations or Transferring ownership or operations of Tenant at the Premises (as defined under ISRA), (iii) the expiration or sooner termination of this Lease, or (iv) any assignment of this Lease or any subletting of any portion of the Premises; Tenant shall, at its expense, comply with all requirements of ISRA pertaining thereto. Without limitation of the foregoing, Tenant's obligations shall include (i) the proper filing of an initial notice under N.J.S.A. 13:1K-9(a) to the New Jersey Department of Environmental Protection ("NJDEP"), and (ii) the performance of all remediation and other requirements of ISRA, including without limitation all requirements of N.J.S.A. 13:1K-9(b) through and including (i). Upon written request of Landlord, Tenant shall cooperate with Landlord in obtaining evidence of compliance with ISRA or any other law, regulation, or order of any governmental authority, which cooperation shall include, without limitation, providing affidavits, reports, or responses to questions.

          (d) The parties acknowledge and agree that, pursuant to the provisions of Section 20(c) of ISRA, Tenant shall be, and is hereby, designated the party responsible (the "Party Responsible") to comply with the requirements of ISRA (P.L. 1983, c.330), and that as a result of DEP shall compel Tenant to so comply. In addition, any failure of Tenant to provide any information and submission as required under Section 20(a) and Section 20(c) of ISRA shall constitute a default under this Lease. Any assignee or subtenant of Tenant shall be deemed to have, and by entering into such assignment or sublease, and/or by entering into possession of the Premises, does hereby, acknowledge that they shall be the Party Responsible, jointly and severally with Tenant, under the provisions of this Lease.

          (e)    In the event of Tenant's failure to comply in full with this
Article 15, Landlord may, at its option, perform any and all of Tenant's obligations as aforesaid and all costs and expenses incurred by Landlord in the exercise of this right shall be deemed to be Additional Rent payable on demand and with interest at the Rate until payment.



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

          (f) In the event Tenant is obligated, under this Article or otherwise, to perform and/or cooperate in performing any ISRA obligations and/or obtain and/or cooperate in obtaining any ISRA approval, by way of a non-applicability letter, " negative declaration", the performance of an approved remedial action work plan, the obtaining of a no further action letter, the performance under a remediation agreement and/or otherwise (collectively the "ISRA Obligations") and, prior to fully performing such ISRA Obligations, there occurs the scheduled expiration of the Term of this Lease or any other termination of this Lease (collectively, a "Lease Termination"), Tenant shall, following such Lease Termination, pay, at the time and in the manner Base Rent payments were due during the Term, an amount equal to: (i) Base Rent at twice the rate in effect immediately prior to such Lease Termination; and (ii) Additional Rent as provided under the Lease; until such time as all such ISRA Obligations have been fully completed.

          (g) Tenant shall promptly provide Landlord with all documentation and correspondence, reports, notices and submissions: (i) provided to NJDEP pursuant to the Worker and Community Right to Know Act, N.J.S.A. 34:5A-1 et seq. and the regulations promulgated thereunder ("Right to Know Act"); (ii) pursuant to the Hazardous Substance Discharge-Reports and Notices Act, N.J.S.A. 13:1K-1 5 et seq. and the regulations promulgated thereunder ("Reports and Notices Act"); (iii) to NJDEP, the United States Environmental Protection Agency (EPA), the United States Occupational Safety and Health Administration
(OSHA), or any other local, state or federal authority which requires submission of any information concerning environmental matters or hazardous wastes or substances. Should the Property be located in a state other than the state of New Jersey then the provisions of subparagraphs (i) and (ii) shall be deemed to pertain to the applicable laws of the state in which the Property is located (e.g. if located in Pennsylvania, the Pennsylvania Worker and Community Right to Know Act, 35 P.S. Section 7301 et seq.) The copies and notices required by this paragraph to be submitted to Landlord shall only pertain to the Property and not to any other site or location where Tenant may occupy another facility.

          (h) Tenant shall indemnify, defend and save harmless Landlord from and against any and all fines, suits, proceedings, claims and/or actions of any kind and any and all losses, costs, damages and expenses (including, without limitation, attorney's fees) arising out of or in any way connected with any
(i) spills, releases or discharges of hazardous material at the Premises which occur during the Term of this Lease (including any renewal periods); (ii) Tenant's failure to provide all information, make all submissions and take all actions required by any governmental authority; (iii) Tenant's failure to comply with all requirements of ISRA (as required herein); (iv) violation of any environmental law; and/or (v) breach of any provision of this Article 15. Notwithstanding anything provided herein to the contrary, in no event shall Tenant's indemnification, defense and hold harmless obligation apply with respect to, nor shall Tenant have any responsibility for, any spills, releases or discharges of hazardous material at the Premises which occurred prior to the Term of this Lease (unless actually caused by Tenant, its contractors, agents or invitees).

          (i) In the event that the Premises are located in Pennsylvania all reference to definitions contained in ISRA or any other New Jersey statutory references shall be changed to mean the Pennsylvania Solid Waste Management Act (35 P.S. Section 6018.101 et seq.), Pennsylvania Worker and Community Right to Know Act (35 P.S. Section 7301 et seq.) or other applicable Pennsylvania Statutes.

          (j) This Article shall survive the expiration or sooner termination of this Lease.

     16. ASSIGNMENT AND SUBLETTING. (a) Tenant shall have no right to assign or sublet by operation of law or otherwise, all or any part of the Premises without the prior written approval of Landlord.

          (b) In the event Tenant desires to sublet the Premises or assign the Lease, Tenant shall give to Landlord written notice of Tenant's intended subtenant or assignee in order to secure Landlord's written consent. Within thirty (30) days of receipt of said notice, Landlord shall have the right: (i) to terminate this Lease by giving Tenant not less than thirty (30) days notice in the case of an assignment of the entire Lease or a subletting of more than fifty percent (50%) of the Premises or (ii) to terminate this Lease and simultaneously to enter into a new Lease with Tenant for that portion of the demised Premises Tenant may desire to retain upon the same terms, covenants and conditions of the existing Lease as applicable to the space retained. If Landlord exercises its right to terminate this Lease, Tenant agrees that Landlord shall have access to all or a portion of the demised Premises sixty
(60) days prior to the effective termination date for remodeling or redecorating purposes.

          (c) On any approved subletting or assignment of all or any part of the Premises, (i) Landlord shall receive from Tenant all rent in excess of those defined herein and other profits relating to the premises derived by Tenant from the assignment or subletting; (ii) Tenant shall remain liable under all terms and conditions of this Lease; (iii) Landlord shall have the right to approve the subtenant or assignee and the sublease or assignment documents (and any assignee or subtenant must agree therein to assume all terms, conditions and obligations of the Lease) and (iv) Tenant shall be solely responsible for obtaining, at Tenant's cost, any certificate of occupancy or other permits required for occupancy of the Premises by and permitted subtenant or assignee. In the event of default by Tenant under the terms and conditions of this Lease at such time that all or part of the Premises are then sublet, Landlord may collect directly from the subtenant(s) all rents becoming due to Tenant under the Sublease(s) and apply such rents against any sums due to Landlord by Tenant under this Lease, and Tenant hereby authorizes and directs such subtenant(s) to make such payment of rent to Landlord upon receipt of notice from Landlord. Such collection of rent by Landlord shall not constitute a novation or a release of Tenant from its liability under the terms and conditions of this Lease.

          (d) The written approval of Landlord to one or more sublettings or assignments shall not operate as a waiver of Landlord's right to approve any further sublettings and assignments.

          (e) Tenant shall not (i) mortgage, pledge or otherwise encumber its interest in this Lease or (ii) grant any license, concession or other right of occupancy of any portion of the Premises, without the prior written consent of Landlord.

          (f) As a condition precedent to Tenant's right to sublease the Premises or to assign this Lease, Tenant shall, at Tenant's own expense, comply with ISRA. Tenant shall promptly furnish to Landlord true and complete copies of all documents, submissions and correspondence provided by Tenant to the New Jersey Department of Environmental Protection (NJDEP) and all documents, reports, directives and correspondence provided by the NJDEP to Tenant. Tenant shall also promptly furnish to Landlord true and complete copies of all sampling and test results obtained from samples and tests taken at and around the Premises. As a condition precedent to Tenant's right to sublease the Premises or to assign the Lease, Tenant shall have received from the NJDEP either (i) a non-qualified approval of Tenant's negative declaration or (ii) a non-applicability letter, for which Tenant shall promptly apply pursuant to ISRA. If this condition shall not be satisfied, then Landlord shall have the right to withhold consent to sublease or assignment.

          (g) Nothing herein to the contrary withstanding, Landlord's written consent shall not be required for any sublease or assignment of this Lease to any other entity which controls or is controlled by Tenant provided that Tenant shall continue to remain liable in such instance. Tenant shall be required to give Landlord thirty (30) days written notice in advance of any such subleasing or assignment.

          (h) Tenant agrees that any subleasing or assignment to any person, firm, partnership or corporation which is not an actual user of the Premises is absolutely prohibited and nothing herein shall require Landlord to consent to any such assignment. In addition, subleases or assignments are absolutely prohibited to any person, firm, entity or corporation which (i) at such time is a tenant in any building owned by Landlord or any affiliate of Landlord or (ii) is currently or has within six (6) months prior to the date of the proposed sublease or assignment actively been discussing a proposed lease with Landlord or any affiliate of Landlord.

     17.  MECHANICS' LIENS.   If any mechanics' or other lien shall be filed
against the Property, Premises or the Building for labor or material furnished or to be furnished at the request of Tenant, then Tenant shall at its expense cause such lien to be discharged of record by payment, bond or otherwise, within ten (10) days after the filing thereof. If Tenant shall fail to cause such lien to be discharged of record within such ten (10) day period, Landlord may cause such lien to be discharged by payment, bond or otherwise, without investigation as to the validity thereof or as to any offsets or defenses thereto. The cost to Landlord for removal of such lien will be charged to Tenant as Additional Rent and payable on the first day of the month next following the payment by Landlord together with interest until payment at a rate (the "Rate") equal to four (4%) percent per annum over the then domestic prime rate (the base rate on corporate loans at large U.S. money center commercial banking) or equivalent rate as announced daily in The Wall Street Journal under the heading "Money Rates". Tenant shall indemnify and hold Landlord harmless against any and all claims, costs, damages, liabilities and expenses (including reasonable attorney fees) which may be brought or imposed against or incurred by Landlord by reason of any such lien or its discharge.

     18.  INDEMNIFICATION AND LIABILITY INSURANCE.   (a) Tenant covenants and
agrees that it shall, at its own cost and expense, indemnify and save harmless Landlord, any affiliate of Landlord, any property manager or agent for Landlord and all of their respective officers, directors, owners and employees (together the "Protected Parties") against and from, and the Protected Parties shall not be liable to Tenant for, any and all claims by or on behalf of any person, entity, firm or corporation arising in any manner whatsoever from, out of or in connection with (i) the use and occupancy of the Property by Tenant; (ii) failure to perform any of the terms or conditions of this Lease required to be performed by Tenant; (ii) failure to perform any of the terms or conditions of this Lease required to be performed by Tenant; (iii) any failure by Tenant to comply with any statutes, regulation, ordinances or orders of any governmental authority; or (iv) any accident, death, injury, or damage, loss or theft of property in or about the Property (whether involving property belonging to Tenant or any other person) resulting from any cause whatsoever, unless such accident, death, injury, damage, loss or theft is caused by the sole negligence of the Protected Parties, and from and against all costs, attorney fees, expenses and liabilities incurred in or as a result of any such claim or action or proceeding brought against the Protected Parties by reason of any such claim. Tenant, upon notice from the Protected Parties, covenants to resist or defend such action or proceeding by legal counsel reasonably satisfactory to the Protected Parties.

          (b) During the Term of this Lease and any renewal thereof, Tenant shall obtain and promptly pay all premiums for commercial general liability insurance with respect to the Property, covering at least the hazards of "premises/operations", "independent contractors" and "contractual liability" with a per occurrence limit of not less than $1,000,000.00 combined bodily injury and property damage, and an aggregate limit of not less than $2,000,000.00. On or before the commencement date of the Term of this Lease, and thereafter not less than fifteen (15) days prior to the expiration dates of said policy or policies, Tenant shall provide copies of policies or certificates of insurance evidencing coverage required by this Lease.

          (c) Landlord shall insure the Building of which the Premises are a part and any improvements constructed by Landlord in accordance with Article 10 and Tenant shall insure the trade fixtures, equipment (including but not limited to all equipment, machinery, furnishings and inventory) and any tenant improvements and/or Alterations constructed by Tenant against loss or damage by fire and such other risks as may be included in the broadest form of extended coverage insurance including sprinkler leakage.

          (d) Tenant shall not engage in any activity or store any product or material in the Premises which will either cause an increase in the insurance on the entire Building or which will make the Building uninsurable. In the event Tenant engages in any activity or stores any product or material in the Premises which causes an increase in the insurance on the entire Building (nothing contained herein being intended to authorize or permit same) Tenant shall pay, on demand, as Additional Rent from time to time, all such increased cost of insurance.

          (e) All Tenant's policies of insurance (and renewals) required to be carried hereunder shall (i) be with insurance companies with an "A.M. Best" rating of A or above; (ii) shall name Landlord, its property manager and any mortgagee as an additional insured, and Landlord as a loss payee; (iii) provide that no material change or cancellation of said policies shall be made without thirty (30) days prior written notice to Landlord; (iv) provide that any loss shall be payable notwithstanding any act or negligence of Landlord which might otherwise result in the forfeiture of said insurance; (v) provide that the insurance company issuing the same shall have no right of subrogation against Landlord; and (vi) provide that as to the interest of Landlord, the insurance afforded by the policy shall not be invalidated by any breach or violation by Tenant of any of the warranties, declarations or conditions in the policy.

          (f) If, in Landlord's sole discretion, Landlord allows Tenant to self insure any of the coverage required under this Article 18, Tenant shall deliver to Landlord a certificate in the form of Exhibit "E" attached hereto.

     19. WAIVER OF SUBROGATION. Tenant and Landlord, respectively, hereby release each other from any and all liability or responsibility to the other for anyone claiming by, through or under it or them by way of subrogation or otherwise for any loss or damage to property covered by any insurance then in force, even if such loss or damage shall have been caused by the fault or negligence of the other party or anyone for whom such party may be responsible; provided, however, that this release shall be applicable and in force and effect only with respect to any loss or damage occurring during such time as the policy or policies of insurance covering said loss shall contain a clause or endorsement to the effect that this release shall not adversely affect or impair such insurance or prejudice the right of the insured to recover thereunder. Landlord and Tenant each agree to use their best efforts to obtain such a waiver in all applicable insurance policies, failing which such party shall immediately notify the other of such inability to obtain a waiver and provide with such notice written evidence of all attempts to procure same and the written rejection of the insurers consulted.

     20. WAIVER OF CLAIMS. Except to the extent resulting from the gross negligence or willful misconduct of the applicable Protected Party, the Protected Parties shall not be liable for, and Tenant hereby releases and relieves the Protected Parties from, all liability in connection with any and all loss of life, personal injury, damage to or loss of property, or loss or interruption of business occurring to Tenant, its agents, servants, employees, invitees, licensees, visitors, or any other person, firm, corporation or entity, in or about or arising out of the Premises, from, without limitation,
(a) any fire, other casualty, accident, occurrence or condition in or upon the Premises, Building and/or Property; (b) any defect in or failure of (i) plumbing, sprinkling, electrical, heating or air conditioning systems or equipment, telecommunication conduit, lines and equipment or any other systems and equipment of the Premises and the Building, and (ii) the elevators, stairways, railings or walkways of the Building and/or Property; (c) any steam, gas, oil, water, rain or snow that may leak into, issue or flow from any part of the Premises, Building and/or Property from the drains, pipes, roof, or plumbing, sewer or other installation of same, or from any other place or quarter; (d) the breaking or disrepair of any installations and equipment; (e) the falling of any fixture or any wall or ceiling materials; (f) damaged or broken interior or exterior glass; (g) latent or patent defects; (h) the exercise of any rights by Landlord under the terms and conditions of this Lease; (i) any acts or omissions of the other tenants or occupants of the Building or of nearby buildings; (j) any acts or omissions of other persons or requirements or restrictions of governmental entities; (k) any acts or omissions of the Protected Parties; and (l) theft, acts of God, public enemy, injunction, riot, strike, insurrection, war, court order or any order of any governmental authorities having jurisdiction over the Premises.

     21. FIRE OR OTHER CASUALTY. (a) Subject to paragraphs (b), (c) and (d) of this Article 21 below, if the Premises are damaged by fire or other casualty, the damage shall be repaired by and at the expense of Landlord and the Rent until such repairs shall be made shall be apportioned from the date of such fire or other casualty according to the part of the Premises which is usable by Tenant. Landlord agrees to repair such damage within a reasonable period of time after receipt from Tenant of written notice of such damage, except that Tenant agrees to repair and replace its own furniture, furnishings, equipment and any alteration or improvement installed by Tenant. Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting from such damage or the repair thereof.

          (b) If the Premises, in the opinion of Landlord's licensed architect or engineer, are (i) rendered substantially untenantable by reason of such fire or other casualty; or (ii) twenty (20)% percent or more of the Premises is damaged by said fire or other casualty and less than six (6) months would remain on the Lease Term or any renewal thereof upon completion of the repairs or reconstruction; or (iii) fifty (50%) percent or more on the Premises is damaged by said fire or other casualty; then in any such events Landlord shall have the right to be exercised by notice in writing delivered to Tenant within thirty
(30) days from and after said occurrence, to elect to terminate this Lease, and, in such event, this Lease and the tenancy hereby created shall cease as of the date of said occurrence, the Rent to be adjusted as of said date.

          (c) If the Building, in the sole opinion of Landlord, shall be substantially damaged by fire or other casualty, regardless of whether or not the Premises were damaged by such occurrence, Landlord shall have the right, to be exercised by notice in writing delivered to Tenant within thirty (30) days from and after said occurrence, to terminate this Lease; and in such event, this Lease and the tenancy hereby created shall cease as of the date of said termination, the Rent to be adjusted as of the date of such termination.

          (d) In the event that any mortgagee unilaterally refuses to make the proceeds of any policy of insurance available for restoration, Landlord shall have the right, to be exercise by notice in writing delivered to Tenant within thirty (30) days from notice of such refusal to terminate this Lease and in such event, this Lease and the tenancy hereby created shall cease as of the date of said termination, the Rent to be adjusted as of the date of such termination.

     22. CONDEMNATION. (a) If the whole of the Premises shall be condemned or taken either permanently or temporarily for any public or quasi-public use or purpose, under any statute or by right of eminent domain, or by private purchase in lieu thereof, then in that event the Term of this Lease shall cease and terminate from the date when possession is taken thereunder pursuant to such proceeding or purchase. The rent shall be adjusted as of the time of such termination and any rent paid for a period thereafter shall be refunded. In the event more than fifteen (15%) percent of the Building containing same shall be so taken (or if more than fifty (50%) percent of the parking areas are taken and not promptly replaced with contiguous parking areas) then Landlord may elect to terminate this Lease from the date when possession is taken thereunder pursuant to such proceeding or purchase or, Landlord shall repair and restore, at its own expense, the portion not taken and thereafter the rent shall be reduced proportionately to the portion of the Premises taken.

          (b) In the event of any total or partial taking of the Premises or the Building, Landlord shall be entitled to receive the entire award in such proceeding and Tenant may make a separate application for Tenant's fixtures, equipment and moving expenses under the then applicable New Jersey eminent domain code, but Tenant shall not make any claim that will detract from or diminish any award for which Landlord may make a claim.

          (c) If the Premises or the Building are declared unsafe by any duly constituted authority having the power to make such determination, or are the subject of a violation notice or notice requiring repair or reconstruction which cannot be repaired by Landlord at its sole cost and expense within thirty
(30) days, then Landlord at its option, may terminate this Lease, and in such event, Tenant shall immediately surrender said Premises to Landlord and thereupon this Lease shall terminate and the rent shall be apportioned as of the date of such termination.

     23. ESTOPPEL CERTIFICATE. Tenant shall, at any time and from time to time, within ten (10) days after written request by Landlord, execute, acknowledge and deliver to Landlord, or its mortgagee or trustee, a statement in writing duly executed by Tenant (a) certifying that this Lease is in full force and effect (if that be the case) without modification or amendment (or, if there have been any modifications or amendments, that this Lease is in full force and effect as modified and amended and setting forth the modifications or amendments); (b) certifying the dates to which Base Rent and Additional Rent have been paid; (c) either certifying that to the knowledge of Tenant no default exists under this Lease or specifying each such default; and (d) providing such other information as Landlords purchaser or mortgagee may reasonably request; it being the intention and agreement of Landlord and Tenant that any such statement by Tenant may be relied upon by a prospective purchaser or a prospective or current mortgagee of the Building, or by others, in any matter affecting the Premises.

     24. TENANT'S DEFAULT. (a) The occurrence of any of the following shall constitute a material default and breach of this Lease by Tenant:

               (i) failure of Tenant to accept possession of the Premises within thirty (30) days after the date of issuance of a certificate of occupancy;

               (ii) a failure by Tenant to pay, within five (5) days after written notice, any installment of Rent hereunder or any Additional Rent or any such other sum herein required to be paid by Tenant;

               (iii) if any representation or warranty of Tenant or guarantor, if any, set forth in any notice, certificate, demand, request or other instrument delivered pursuant to, or in connection with, this Lease shall prove to be either false or misleading in any respect as of the time when the same shall have been made;

               (iv) a failure by Tenant to observe and perform any other provisions or covenants of this Lease to be observed or performed by Tenant, where such failure continues for thirty (30) days after written notice thereof from Landlord to Tenant provided, however, that if the nature of the default is such that the same cannot reasonably be cured within such thirty (30) day period, Tenant shall not be deemed to be in default if Tenant shall within such period commence such cure and thereafter diligently prosecute the same to completion (but in no event shall such cure period exceed an additional thirty
(30) days).

          (b)  Upon the occurrence of any such event of default set forth above:

               (i) Landlord may (but shall not be required to) perform for the account of Tenant any such default of Tenant and immediately recover as Additional Rent any expenditure made and the amount of any obligations incurred in connection therewith, plus interest at the Rate (as defined in Article 17 hereof) from the date of such expenditure;

               (ii) Landlord may at its option accelerate all Rent and Additional Rent due for the balance of the Term of this Lease and declare the same to be immediately due and payable as liquidated damages;

               (iii) Landlord, at its option, may serve notice upon Tenant that this Lease and the then unexpired Term hereof and all renewal options shall cease and expire and become absolutely void on the date specified in such notice, to be not less than five (5) days after the date of such notice without any right on the part of Tenant to save the forfeiture by payment of any sum due or by the performance of any terms, provision, covenant, agreement or condition broken; and, thereupon and at the expiration of the time limit in such notice, the Lease and the Term hereof granted, as well as the right, title and interest of Tenant hereunder, shall wholly cease and expire and become void in the same manner and with the same force and effect (except as to Tenant's liability) as if the date fixed in such notice were the date herein granted for expiration of the Term of this Lease. Thereupon, Tenant shall immediately quit and surrender to Landlord the Premises, and Landlord may enter into and repossess the Premises by summary proceedings, detainer, ejectment or otherwise and remove all occupants thereof and, at Landlord's option, any property thereon without being liable to indictment, prosecution or damages therefor. No such expiration or termination of this Lease shall relieve Tenant of its liability and obligations under this Lease, whether or not the Premises shall be relet;

               (iv) Landlord may, at any time after the occurrence of any event of default, re-enter and repossess the Premises and any part thereof and attempt in its own name, as agent for Tenant if this Lease not be terminated or in its own behalf if this Lease be terminated, to relet all or any part of such Premises for and upon such terms and to such persons, firms or corporations and for such period or periods as Landlord, in its sole discretion, shall determine, including the term beyond the termination of this Lease; and Landlord shall not be required to accept any tenant offered by Tenant or observe any instruction given by Tenant about such reletting. For the purpose of such reletting, Landlord may make repairs and alterations as necessary in Landlord's judgment to relet the Premises; and the cost of such repairs and alterations shall be charged to and be payable by Tenant as Additional Rent hereunder, as well as any reasonable brokerage and legal fees expended by Landlord; and any sums collected by Landlord from any new tenant obtained on account of Tenant shall be credited against the balance of the Rent due hereunder as aforesaid. Landlord shall be entitled to recover from Tenant all damages and losses incurred by Landlord pursuant to the laws of the state of New Jersey and this subparagraph including, but not limited to (a) the loss of all Rent and Additional Rent until the Premises is released and any anticipated loss of future Rent to the end of the Term of this Lease if the Rent and Additional Rent payable by any new tenant is less than the amount which would have been payable by Tenant until the end of the Term; (b) an amount equal to any rental concessions received by Tenant; and
(c) an amount equal to the unamortized cost of the improvements furnished and installed by Landlord under this Lease;

               (v) Landlord shall have the right of injunction, in the event of a breach or threatened breach by Tenant of any of the agreements, conditions, covenants or terms hereof, including the actual or threatened failure to vacate the Premises at the end of the Term, to restrain the same and the right to invoke any remedy allowed by law or in equity, whether or not other remedies, indemnity or reimbursements are herein provided. Landlord shall have the right of distraint upon Tenant's goods pursuant to N.J.S.A. 2A:33-1 et seq. upon adequate notice consistent with due process. The right and remedies given to Landlord in this Lease are distinct, separate and cumulative remedies; and no one of them, whether or not exercised by Landlord, shall be deemed to be in exclusion of any of the others;

               (vi) In the event Tenant fails to vacate the Premises upon the expiration of this or any extended Term hereunder or upon termination of this Lease, Tenant shall pay to Landlord double the Rent and Additional Rent due and payable for the month in which this Lease expired or terminated and for the two
(2) subsequent months of any holdover by Tenant, and triple the Rent and Additional Rent for any period beyond two months, but such payment shall not preclude Landlord's right to seek eviction of Tenant nor constitute a consent by Landlord to such holdover by Tenant;

               (vii) In addition to all remedies provided herein or by law, Tenant shall pay to Landlord reasonable attorneys fees and court costs incurred as a result of such breach;

               (viii) Should Tenant fail to pay any sum required hereunder within any applicable grace period or should Tenant fail to perform or commit any other act which would enable Landlord to declare a default, in lieu of the declaration of default, Landlord shall have the option to suspend, without any liability to Tenant, any maintenance, repair or other service which it is required by the terms of this Lease to supply until such time as Tenant has paid to Landlord the delinquent payment or otherwise cured any event which would enable Landlord to declare the Lease in default;

               (ix) Landlord may, but shall not be obligated to, without prejudice and in addition to any other rights it may have in law or equity, after giving Tenant written notice of such default and after failure by Tenant within thirty (30) days of the receipt of such notice to correct or to undertake and diligently pursue correction of said default(s) (which notice and/or opportunity to cure shall not be required in case Landlord shall determine that an emergency exists requiring prompt action), cure such default(s) on behalf of Tenant; and Tenant shall reimburse Landlord on demand for all costs incurred by Landlord in that regard plus interest thereon from the date(s) of expenditure at the Rate (as defined in Article 17 hereof) which shall be deemed Additional Rent payable hereunder.

               (x) No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy, and each and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder or now or hereafter existing at law or in equity or by statute. The failure of Landlord to insist at any time upon the strict performance of any covenant or agreement or to exercise any option, right, power or remedy contained in this Lease shall not be construed as a waiver or a relinquishment thereof for the future. A receipt by Landlord of any Rent, any Additional Rent or any other sum payable hereunder with knowledge of the breach of any covenant or agreement contained in this Lease shall not be deemed a waiver of such breach, and no waiver by Landlord of any provision of this Lease shall be deemed to have been made unless expressed in writing and signed by Landlord. In addition to other remedies provided in this Lease, Landlord shall be entitled, to the extent permitted by applicable law, to injunctive relief in case of the violation, or attempted or threatened violation, of any of the covenants, agreements, conditions or provisions of this Lease, or to decree compelling performance of any of the covenants, agreements, conditions or provisions of this Lease, or to any other remedy allowed to Landlord at law or in equity;

               (xi) Tenant hereby waives and surrenders for itself and all those claiming under it, including creditors of all kinds, (i) any right or privilege which it or any of them may have under any present or future constitution, statute or rule of law to redeem the Premises or to have a continuance of this Lease for the Term hereby demised after termination of Tenant's right of occupancy by order or judgment of any court or by any legal process or writ, or under the terms of this Lease or after the termination of the Term of this Lease as herein provided, and (ii) the benefits of any present or future constitution, statute or rule of law which exempts property from liability for debt or for distress for rent.

     25. REQUIREMENT OF STRICT PERFORMANCE. The failure or delay on the part of either party to enforce or exercise at any time any of the provisions, rights or remedies in the Lease shall in no way be construed to be a waiver thereof, nor in any way to affect the validity of this Lease or any part hereof, or the right of the party to thereafter enforce each and every such provision, right or remedy. No waiver of any breach of this Lease shall be held to be a waiver of any other or subsequent breach. The receipt by Landlord of rent at a time when the rent is in default under this Lease shall not be construed as a waiver of such default. The receipt by Landlord of a lesser amount than the rent due shall not be construed to be other than a payment on account of the rent then due, nor shall any statement on Tenant's check or any letter accompanying Tenant's check be deemed an accord and satisfaction, and Landlord may accept such payment without prejudice to Landlord's right to recover the balance of the rent due or to pursue any other remedies provided in this Lease. No act or thing done by Landlord or Landlord's agents


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or employees during the Term of this Lease shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept such a surrender shall be valid unless in writing and signed by Landlord.

     26. RELOCATION OF TENANT. Landlord, at its sole expense, on at least sixty (60) days prior written notice, may require Tenant to move from the Premises to another unit of comparable size and decor in order to permit Landlord to consolidate the Premises with other adjoining space leased or to be leased to another tenant in or coming into the Building provided, however, that in the event of receipt of any such notice, Tenant by written notice to Landlord within ten (10) days of the giving of Landlord's notice may elect not to move to the other space and in lieu thereof to terminate this Lease. In the event of any such relocation, Landlord will pay all the expenses of preparing and decorating the new premises so that they will be substantially similar to the Premises and the expense of moving Tenant's furniture and equipment to the relocated premises. Occupancy of the new Premises shall be under and pursuant to the terms of this Lease.

     27. SUBORDINATION; RIGHTS OF MORTGAGEE. (a) This Lease shall be subject and subordinate at all times to the lien of any mortgages now or hereafter placed upon the Property, Premises or the Building without the necessity of any further instrument or act on the part of Tenant to effectuate such subordination. Tenant further agrees to execute and deliver upon demand such further instrument or instruments evidencing such subordination of this Lease to the lien of any such mortgage and such further instrument or instruments of attornment as shall be desired by any mortgagee or proposed mortgagee or by any other person. Notwithstanding the foregoing, any mortgagee may at any time subordinate its mortgage to this Lease, without Tenant's consent, by notice in writing to Tenant, and thereupon this Lease shall be deemed prior to such mortgage without regard to their respective dates of execution and delivery and in that event such mortgagee shall have the same rights with respect to this Lease as though it had been executed prior to the execution and delivery of the mortgage.

          (b) In the event Landlord shall be or is alleged to be in default of any of its obligations owing to Tenant under this Lease, Tenant agrees to give to the holder of any mortgage (collectively the "Mortgagee") now or hereafter placed upon the Premises or the Building and the Land, notice by registered mail of any such default which Tenant shall have served upon Landlord, provided that prior thereto Tenant has been notified in writing (by way of Notice of Assignment of Rents and/or Leases or otherwise) of the name and address of any such Mortgagee. Tenant shall not be entitled to exercise any right or remedy as there may be because of any default by Landlord without having given such notice to the Mortgagee; and Tenant further agrees that if Landlord shall fail to cure such default: (i) the Mortgagee shall have an additional thirty (30) days (measured from the later of the date on which the default should have been cured by Landlord or the Mortgagee's receipt of such notice from Tenant) within which to cure such default, provided that if such default be such that the same could not be cured within such thirty (30) day period and the Mortgagee is diligently pursuing the remedies necessary to effectuate the cure (including but not limited to foreclosure proceedings if necessary to effectuate the cure), then the Mortgagee shall have such additional time as may be necessary for effectuating the cure within which to cure such default; and (ii) Tenant shall not exercise any right or remedy as there may be arising because of Landlord's default, including but not limited to termination of this Lease as may be expressly provided for herein or available to Tenant as a matter of law, if the Mortgagee either has cured the default within such thirty (30) day period or, as the case may be, has initiated the cure of same within such thirty (30) day period and is diligently pursuing the cure of same as aforesaid. Mortgage shall not be liable to Tenant for the return of any Security Deposit unless and to the extent actually received by such Mortgagee.

          (c) In the event the Mortgagee acquires title to the Property, Premises or the Building by foreclosure, deed in lieu of foreclosure or pursuant to the exercise of any remedy provided in the mortgage held by such Mortgagee such Mortgagee shall not be (i) liable for any debt or omission of Landlord,
(ii) subject to any offset or deficiencies which Tenant might be entitled to assert against Landlord, (iii) bound by any payment of Rent made by Tenant to Landlord for more than one month in advance or (iv) bound by any agreement (other than this Lease) made by Tenant with Landlord without the prior written consent of the Mortgagee.

          (d) No rights are to be conferred upon Tenant until this Lease has been signed by Landlord, approved by the Mortgagee if necessary and an executed copy of the Lease has been delivered to Tenant. No acceptance or deposit by Landlord or any payment called for hereunder shall bind Landlord until or unless it executes this Lease and returns a fully executed copy to Tenant. Tenant agrees that it will consent to the modification of any provision of this Lease requested by Landlord's current or future Mortgagees except in no case shall any such modification increase the amount of Rent payable hereunder or the amount of any other charge payable by Tenant pursuant to this Lease, or otherwise materially alter the rights or obligations of Landlord or Tenant under this Lease.

     28. BANKRUPTCY AND INSOLVENCY. (a) In addition to the occurrences set forth in Article 24 herein, the following events shall constitute a default under this Lease: (i) Tenant admits in writing its inability to pay its debts as they mature; (ii) Tenant makes an assignment for the benefit of creditors or takes any other similar action for the protection or benefit of creditors; (iii) Tenant gives notice to any governmental body of insolvency or pending insolvency, or suspension or pending

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
suspension of operations; (iv) Tenant files a voluntary petition in bankruptcy or has an involuntary petition filed against him, her or it; (v) Tenant files any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or other similar relief under any present or future bankruptcy statute, regulation or law; (vi) a court of competent jurisdiction enters an order, judgment or decree approving a petition filed against Tenant seeking any relief described in the preceding subparagraph
(v) and such order, judgment or decree shall remain unvacated and unstayed for an aggregate of thirty (30) days from the date of entry thereof; (vii) a trustee, receiver, conservator or liquidator of Tenant or of all or any substantial part of its property or its interest in the Premises is employed or appointed and such receivership remains undissolved for thirty (30) days; or
(viii) this Lease or any estate of Tenant hereunder is levied upon under any writ of attachment or execution, and such writ shall remain unvacated and unstayed for ten (10) days.

          (b) Upon the filing of a petition by or against Tenant under the United States Bankruptcy Code, Tenant, as debtor in possession, and any Trustee who may be appointed agree to:

               (i) Perform each and every obligation of Tenant under this Lease until such time as this Lease is either rejected or assumed by order of the United States bankruptcy Court;

               (ii) Pay Rent in the manner and at the time provided hereunder as reasonable compensation for use and occupancy for the Premises;

               (iii) Reject or assume this Lease within sixty (60) days of the filing of such petition under Chapter 7 of the Bankruptcy Code or within one hundred twenty (120) days (or such shorter term as Landlord, in its sole discretion, may deem reasonable so long as notice of such period is given) of the filing of a petition under any other Chapter;

               (iv) Give Landlord at least forty-five (45) days prior written notice of any abandonment of the Premises, any such abandonment to be deemed a rejection of this Lease; and

               (v) Do all other things of benefit to Landlord otherwise required under the Bankruptcy Code.

Tenant, as debtor in possession, and any such trustee shall be deemed to have rejected this Lease in the event of the failure to comply with any of the above requirements and to have consented to the entry of an order by an appropriate Bankruptcy Court providing all of the above, waiving all rights to notice of the entry of such order.

     29. BROKERS. Tenant represents and warrants to Landlord that Tenant has had no dealings, negotiations or consultations with respect to the Premises or this transaction with any broker or finder other than the Broker, if any; and that otherwise no broker or finder called the Premises to Tenant's attention for lease or took any part in any dealings, negotiations or consultations with respect to the Premises or this Lease. Tenant agrees to indemnify and hold harmless Landlord from and against all liability, cost and expense, including attorney's fees and court costs, arising out of any misrepresentation or breach of warranty by Tenant under this Article 29.

     30. LANDLORD'S OBLIGATIONS/LIABILITY. Landlord's obligations hereunder shall be binding upon Landlord only for the period of time that Landlord is in ownership of the Building; and, upon termination of that ownership, Tenant, except as to any obligations which have then matured, shall look solely to Landlord's successor in interest in the Building for the satisfaction of each and every obligation of Landlord hereunder. Landlord shall have no liability under any of the terms, conditions or covenants of this Lease and Tenant shall look solely to the equity of Landlord in the Building of which the Premises form a part for the satisfaction of any claim, remedy or cause of action accruing to Tenant as a result of the breach of any action of this Lease by Landlord.

     31. LANDLORD'S SIGNS. Landlord shall have the right to display a "for sale" or "for rent" sign on the Premises or the property of which the Premises is a part, as the case may be, but any "for rent" sign shall not be displayed prior to six (6) months in advance of the end of the Term hereof.

     32. QUIET ENJOYMENT. Tenant, upon the payment of all Rent and other charges provided for herein and upon the performance of all of the terms of this Lease, shall at all times during the Term hereof peacefully and quietly enjoy the Premises without any disturbance from Landlord or any person claiming through Landlord, subject, however, to the reservation and conditions of this Lease and any mortgage or encumbrance to which this Lease is subordinate.

     33. TENANT'S AUTHORITY. Tenant warrants and represents that: (a) if it is a corporation it is in good standing organized and existing under the laws of its state of incorporation and that it is duly qualified to do business in the state in which the premises is located, that all corporate action necessary to authorize the execution of this Lease has been taken by the Board of Directors and that the President, and Secretary, have been authorized to execute and attest respectively this Lease; and (b) if is a partnership it is in good standing organized and existing under the laws of its state of

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
organization and that it is duly qualified to do business in the state in which the premises is located, that all partnership action necessary to authorize the execution of this Lease has been taken and the person or persons executing this Lease are authorized by the partnership agreement to bind the partnership. Tenant for good and valuable consideration shall indemnify and hold Landlord harmless from and against any and all claims, suits, proceedings, damages, obligations, liabilities, counsel fees, costs, losses, expenses, orders and judgments imposed upon, incurred by or asserted against Landlord by reason of the falsity or error of this aforesaid warranty.

     34. NOTICES. Wherever in this Lease it shall be required or permitted that notice or demand be given or served by either party to this Lease to or on the other party, such notice or demand shall be deemed to have been duly given or served if in writing and either personally served or forwarded by nationally recognized overnight delivery service or Certified Mail, postage prepaid, to the address set forth in Article 1 (b) or (c), as applicable. Each such mailed notice shall be deemed to have been given to or served upon the party to which addressed two (2) days after the date the same is deposited in the United States Certified Mail, postage prepaid, and properly addressed to the addresses set forth in Articles 1 (b) and (c) of this Lease in the manner above provided, or one day after delivered to a nationally recognized overnight delivery service. Either party hereto may change its address to which said notices shall be delivered or mailed by giving written notice of such change to the other party hereto as herein provided.

LANDLORD: WHITESELL ENTERPRISES        TENANT: AMERICAN BIOMEDICA CORPORATION
          PO BOX 1605                          603 HERON DRIVE, UNIT 3
          DELRAN,NJ 08075-0117                 BRIDGEPORT, NJ, 08014

     35.  MISCELLANEOUS PROVISIONS.

          A. Successors. The respective rights and obligations provided in this Lease shall bind and inure to the benefit of the parties hereto, their legal representatives, heirs, successors and assigns; provided, however, that no rights shall inure to the benefit of any successors of Tenant unless Landlord's written consent for the transfer to such successor has first been obtained as provided in Article 16 hereof.

          B. Governing Law. This Lease shall be construed, governed and enforced in accordance with the laws of the state in which the Premises are located.

          C. Severability. If any provisions of this Lease shall be held to be invalid, void or unenforceable, the remaining provisions hereof shall in no way be affected or impaired and such remaining provisions shall remain in full force and effect.

          D. Captions. Marginal captions, titles or exhibits and riders and the table of contents in this Lease are for convenience and reference only, and are in no way to be construed as defining, limiting or modifying the scope of intent of the various provisions of this Lease.

          E. Gender. As used in this Lease, the word "person" shall mean and include, where appropriate, an individual, corporation, partnership or other entity; the plural shall be substituted for the singular, and the singular for the plural, where appropriate; and the words of any gender shall mean to include any other gender.

          F. Entire Agreement. This Lease, including the Exhibits and any Riders hereto (which are hereby incorporated by this reference, except that in the event of any conflict before the printed portions of this Lease and any Exhibits or Riders, the term of such Exhibits or Riders shall control), supersedes any prior discussions, proposals, negotiations and discussions between the parties and the Lease contains all the agreements, conditions, understandings, representations and warranties made between the parties hereto with respect to the subject matter hereof, and may not be modified orally or in any manner other than by an agreement in writing signed by both parties hereto or their respective successors in interest. Without in any way limiting the generality of the foregoing, this Lease can only be extended pursuant to the due exercise of an option (if any) contained herein or a formal agreement signed by both Landlord and Tenant specifically extending the terms. No negotiations, correspondence by Landlord or offers to extend the terms shall be deemed an extension of the termination date for any period whatsoever.

          G. Counterparts. This Lease may be executed in any number of counterparts, each of which shall be deemed to be one and the same instrument.

          H. Telefax Signatures. The parties acknowledge and agree that notwithstanding any law or presumption to the contrary a telefaxed signature of either party whether upon this Lease or any related document shall be deemed valid and binding and admissible by either party against the other as if same were an original ink signature.

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     36.  WAIVER OF TRAIL BY JURY.  LANDLORD AND TENANT WAIVE THE RIGHT TO A
TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS LEASE. THIS WAIVER IS KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY MADE BY TENANT AND TENANT ACKNOWLEDGES THAT NEITHER LANDLORD NOR ANY PERSON ACTING ON BEHALF OF LANDLORD HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. TENANT FURTHER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS LEASE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. TENANT FURTHER ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS THE MEANING AND RAMIFICATIONS OF THIS WAIVER PROVISION AND AS EVIDENCE OF SAME HAS EXECUTED THIS LEASE.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Lease and have initialed the Exhibits and any Riders hereto as of the day and year first above written.

WITNESS OR ATTEST:                       LANDLORD: WHITESELL ENTERPRISES

                                         By:
----------------------------                -----------------------------------
                                                  THOMAS R. WHITESELL

                                         TENANT: AMERICAN BIOMEDICA CORPORATION

                                         By: /s/ Douglas Casterlin
----------------------------                -----------------------------------
                                                 DOUGLAS CASTERLIN
                                                 V.P. & General Manager
                                                 American Biomedica Corporation


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